------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported) April 14, 2003


          CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of March 1, 2003, providing for the issuance of the CWMBS, INC., Alternative Loan Trust
          2003-8CB, Mortgage Pass-Through Certificates, Series 2003-19).


                                   CWMBS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                    333-103029               95-4596516
----------------------------       ------------         -------------------
(State or Other Jurisdiction       (Commission           (I.R.S. Employer
      of Incorporation)            File Number)         Identification No.)


                   4500 Park Granada
                  Calabasas, California                       91302
           ---------------------------------                ----------
                 (Address of Principal                      (Zip Code)
                   Executive Offices)

       Registrant's telephone number, including area code (818) 225-3000
                                                          ----- --------


------------------------------------------------------------------------------

Item 5.  Other Events.
----     ------------


Description of the Mortgage Pool*
--------------------------------


     On March 31, 2003, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of March 1, 2003 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller (the "Seller"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2003-19.






----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated March 24, 2003 and the Prospectus Supplement dated March 26, 2003, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2003-19.

     Mortgage Loan Statistics
     ------------------------

     The following tables describe by loan group the characteristics of the mortgage loans in that loan group as of the applicable Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the mortgage loans in that loan group. The sum of the columns may not equal the respective totals due to rounding.


Footnotes

                          FINAL POOL TABLES, GROUP 1

                State Distribution of Mortgaged Properties(1)

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal  Percent of
State                     Mortgage Loans    Balance Outstanding  Loan Group 1
-------------------------------------------------------------------------------

Arizona                          122         $ 14,702,974.43         3.15%
California                       844         $162,567,016.16        34.81%
Colorado                         130         $ 19,606,784.25         4.20%
Florida                          285         $ 35,284,533.39         7.56%
Hawaii                            43         $  9,463,196.46         2.03%
Massachusetts                     72         $ 13,159,824.86         2.82%
Michigan                          80         $  9,409,797.72         2.01%
Nevada                            88         $ 12,766,741.13         2.73%
New Jersey                        66         $ 11,261,067.10         2.41%
New York                         105         $ 19,783,090.33         4.24%
Oregon                            81         $ 10,898,531.66         2.33%
Texas                            158         $ 17,799,296.65         3.81%
Washington                       108         $ 17,007,780.54         3.64%
Other (less than 2%)             908         $113,281,955.38        24.26%
                             --------------------------------------------------
                                3090         $466,992,590.06       100.00%

----------
(1) The Other row in the preceding table includes 36 other states and the District of Columbia with under 2.00% concentrations individually. No more than approximately 0.512% of the mortgage loans will be secured by mortgaged properties located in any one postal zip code area.

                             FICO Credit Scores(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
FICO Credit Scores       Mortgage Loans    Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------

619 and Below                 63           $  9,516,611.81           2.04%
620-659                      310           $ 48,211,850.48          10.32%
660-699                      437           $ 68,126,867.41          14.59%
700-719                      527           $ 84,649,375.12          18.13%
720 and Above               1747           $255,557,873.01          54.72%
Not Scored                     6           $    930,012.23           0.20%
                           ----------------------------------------------------
                            3090           $466,992,590.06         100.00%

--------------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans is expected to be approximately 722.

                   Documentation Program for Mortgage Loans

-------------------------------------------------------------------------------
                            Number of        Aggregate Principal   Percent of
 Type of Program           Mortgage Loans    Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------

Full/Alternative                   1362     $   202,602,728.56       43.38%
No Income/No Asset                  186     $    25,563,257.73        5.47%
Preferred                          1191     $   182,900,512.37       39.17%
Reduced                             274     $    44,352,484.69        9.50%
Stated Income/Stated Asset           52     $     7,741,831.71        1.66%
Streamlined                          25     $     3,831,775.00        0.82%
                                  ---------------------------------------------
                                   3090     $   466,992,590.06      100.00%



                          Types of Mortgaged Properties

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Property Type            Mortgage Loans    Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------

2-4 Units                         146       $  25,679,223.14        5.50%
Condo Hotel                         5       $     572,918.84        0.12%
Hi-rise Condominium                23       $   3,156,314.15        0.68%
Low-rise Condominium              252       $  35,347,112.64        7.57%
Planned Unit Development          376       $  62,081,377.75       13.29%
Single Family Residence          2288       $ 340,155,643.54       72.84%
                               ------------------------------------------------
                                 3090       $ 466,992,590.06      100.00%

                                Mortgage Rates(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Mortgage Rates(%)        Mortgage Loans    Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------

        5.240                  1            $     81,500.00           0.02%
        5.500                  4            $    609,701.58           0.13%
        5.510                  1            $    152,176.00           0.03%
        5.625                 13            $  2,315,215.74           0.50%
        5.670                  1            $    210,800.00           0.05%
        5.750                109            $ 18,164,873.15           3.89%
        5.850                  3            $    313,376.00           0.07%
        5.875                353            $ 55,115,766.77          11.80%
        5.880                  2            $    332,850.00           0.07%
        5.900                  1            $    139,000.00           0.03%
        5.975                  3            $    567,720.00           0.12%
        5.990                 11            $  1,624,004.89           0.35%
        5.999                  1            $    125,000.00           0.03%
        6.000                653            $101,969,753.16          21.84%
        6.005                  1            $    255,550.00           0.05%
        6.075                  1            $    185,250.00           0.04%
        6.095                  2            $    297,054.00           0.06%
        6.100                  1            $    321,100.00           0.07%
        6.105                  1            $    117,900.00           0.03%
        6.110                  1            $    147,250.00           0.03%
        6.125                432            $ 67,634,061.66          14.48%
        6.130                  4            $    665,092.00           0.14%
        6.160                  1            $    202,350.00           0.04%
        6.205                  1            $    138,000.00           0.03%
        6.220                  4            $    655,060.00           0.14%
        6.225                  4            $    641,710.00           0.14%
        6.230                  1            $    112,950.00           0.02%
        6.235                  2            $    353,001.00           0.08%
        6.240                  1            $    142,200.00           0.03%
        6.245                  3            $    609,800.00           0.13%
        6.250                572            $ 85,777,058.54          18.37%
        6.255                  1            $    193,800.00           0.04%
        6.285                  1            $    242,250.00           0.05%
        6.295                  1            $    134,010.00           0.03%
        6.315                  1            $     70,100.00           0.02%
        6.330                  1            $     82,000.00           0.02%
        6.345                  3            $    273,300.00           0.06%
        6.350                  4            $    436,358.19           0.09%
        6.360                  2            $    523,450.00           0.11%
        6.365                  2            $    187,789.67           0.04%
        6.375                384            $ 53,877,173.37          11.54%
        6.380                  1            $    225,000.00           0.05%
        6.455                  1            $    161,250.00           0.03%
        6.470                  3            $    422,651.39           0.09%
        6.480                  1            $     99,900.00           0.02%
        6.485                  3            $    287,192.71           0.06%
        6.490                  2            $    348,399.96           0.07%
        6.495                  1            $    262,200.00           0.06%
        6.500                271            $ 39,222,710.69           8.40%
        6.505                  2            $    342,750.00           0.07%
        6.595                  2            $    414,000.00           0.09%
        6.600                  1            $    144,400.00           0.03%
        6.610                  1            $    120,000.00           0.03%
        6.615                  1            $     53,550.00           0.01%
        6.625                 91            $ 13,075,751.03           2.80%
        6.630                  1            $    123,403.66           0.03%
        6.720                  1            $    225,000.00           0.05%
        6.740                  1            $     92,700.00           0.02%
        6.745                  1            $    128,000.00           0.03%
        6.750                 50            $  7,487,472.90           1.60%
        6.795                  1            $     80,100.00           0.02%
        6.850                  1            $    134,927.39           0.03%
        6.855                  1            $     88,200.00           0.02%
        6.875                 27            $  3,744,407.00           0.80%
        7.000                 18            $  1,632,715.59           0.35%
        7.030                  1            $     30,690.00           0.01%
        7.125                  2            $    351,932.36           0.08%
        7.250                  3            $    283,387.51           0.06%
        7.285                  1            $     93,931.96           0.02%
        7.375                  2            $    258,491.01           0.06%
        7.500                  4            $    402,108.45           0.09%
        7.750                  1            $     94,198.84           0.02%
        7.875                  1            $    127,112.46           0.03%
        8.000                  2            $    135,516.63           0.03%
        8.125                  1            $    242,430.07           0.05%
        8.950                  1            $     58,752.73           0.01%
                           ----------------------------------------------------
                            3090            $466,992,590.06         100.00%

----------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of the interest premium charged by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans (as so adjusted) is expected to be approximately 6.176% per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans is expected to be approximately 6.192% per annum.

                            Purpose of Mortgage Loans

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Loan Purpose             Mortgage Loans    Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------

Cash-Out Refinance              1060      $   165,690,781.83        35.48%
Purchase                        1321      $   194,448,467.00        41.64%
Rate/Term Refinance              709      $   106,853,341.23        22.88%
                                -----------------------------------------------
                                3090      $   466,992,590.06       100.00%

                       Original Loan-to-Value Ratios(1)(2)

-------------------------------------------------------------------------------
Range of
Original Loan-to-          Number of      Aggregate Principal    Percent of
Value Ratios (%)        Mortgage Loans    Balance Outstanding    Loan Group 1
-------------------------------------------------------------------------------

50.00 or Less                308             $ 41,210,151.36           8.82%
50.01 to 55.00               180             $ 29,132,602.77           6.24%
55.01 to 60.00               197             $ 29,796,225.64           6.38%
60.01 to 65.00               324             $ 51,904,017.41          11.11%
65.01 to 70.00               383             $ 59,671,103.83          12.78%
70.01 to 75.00               215             $ 33,424,736.71           7.16%
75.01 to 80.00               539             $ 82,364,145.91          17.64%
80.01 to 85.00                34             $  5,032,317.95           1.08%
85.01 to 90.00               416             $ 55,580,033.49          11.90%
90.01 to 95.00               333             $ 52,994,427.04          11.35%
95.01 to 100.00              161             $ 25,882,827.95           5.54%
                    -----------------------------------------------------------
                            3090            $ 466,992,590.06         100.00%


----------
(1) The weighted average original Loan-to-Value Ratio of the mortgage loans is expected to be approximately 73.17%.

(2) Does not take into account any secondary financing on the mortgage loans in loan group 1 that may exist at the time of origination.

                               Occupancy Types(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Occupancy Types          Mortgage Loans    Balance Outstanding   Loan Group 1
-------------------------------------------------------------------------------

Investment                      837        $ 117,881,145.48          25.24%
Owner Occupied                 2020        $ 318,510,533.33          68.20%
Second/Vacation Home            233        $  30,600,911.25           6.55%
                            ---------------------------------------------------
                               3090        $ 466,992,590.06         100.00%

----------
(1) Based upon representations of the related Mortgagors at the time of origination.

                   Current Mortgage Loan Principal Balances(1)

-------------------------------------------------------------------------------
Range of
Current Mortgage               Number of     Aggregate Principal  Percent of
Loan Amount                 Mortgage Loans   Balance Outstanding  Loan Group 1
-------------------------------------------------------------------------------

         $0 - $ 50,000              90       $   3,711,833.80         0.79%
$ 50,000.01 - $100,000.00          780       $  61,597,269.58        13.19%
$100,000.01 - $150,000.00          909       $ 113,790,269.00        24.37%
$150,000.01 - $200,000.00          595       $ 103,614,773.12        22.19%
$200,000.01 - $250,000.00          359       $  80,369,142.43        17.21%
$250,000.01 - $300,000.00          248       $  68,391,158.63        14.65%
$300,000.01 - $350,000.00           96       $  30,339,454.76         6.50%
$350,000.01 - $400,000.00            8       $   3,011,720.47         0.64%
$400,000.01 - $450,000.00            4       $   1,681,968.27         0.36%
$450,000.01 - $500,000.00            1       $     485,000.00         0.10%
                              ------------------------------------------------
                                  3090       $ 466,992,590.06       100.00%


----------
(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans is expected to be approximately $151,130.

                         Remaining Terms to Maturity(1)

-------------------------------------------------------------------------------
Remaining Terms            Number of      Aggregate Principal    Percent of
to Maturity (months)    Mortgage Loans    Balance Outstanding    Loan Group 1
-------------------------------------------------------------------------------
        360                    2247         $ 338,645,638.53         72.52%
        359                     534         $  80,254,848.29         17.19%
        358                     131         $  22,417,590.21          4.80%
        357                      48         $   7,475,036.75          1.60%
        356                      20         $   3,121,078.71          0.67%
        355                       6         $     844,028.15          0.18%
        354                       6         $   1,065,879.92          0.23%
        353                       5         $     378,173.50          0.08%
        352                       3         $     480,818.41          0.10%
        351                       2         $     380,421.09          0.08%
        349                       2         $     269,357.06          0.06%
        343                       1         $     204,140.05          0.04%
        341                       1         $     119,693.84          0.03%
        302                       1         $     154,041.67          0.03%
        300                       6         $     813,557.00          0.17%
        298                       1         $     154,551.54          0.03%
        240                      63         $   8,568,530.00          1.83%
        239                      10         $   1,229,237.85          0.26%
        238                       1         $     154,218.43          0.03%
        236                       1         $     134,927.39          0.03%
        212                       1         $     126,821.67          0.03%
                            ---------------------------------------------------
                               3090         $ 466,992,590.06        100.00%



----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans in loan group 1 is expected to be approximately 357 months.

                          FINAL POOL TABLES, GROUP 2

                State Distribution of Mortgaged Properties(1)

-------------------------------------------------------------------------------
                             Number of      Aggregate Principal  Percent of
State                     Mortgage Loans    Balance Outstanding  Loan Group 2
-------------------------------------------------------------------------------

Arizona                            45        $   4,839,733.83         2.10%
California                        420        $  70,623,829.12        30.60%
Colorado                           63        $   8,484,962.21         3.68%
Florida                           129        $  14,449,241.22         6.26%
Illinois                           84        $  13,548,147.12         5.87%
Massachusetts                      32        $   5,376,027.48         2.33%
Nevada                             39        $   4,785,855.94         2.07%
New Jersey                         58        $   9,047,985.60         3.92%
New York                           96        $  15,178,627.42         6.58%
North Carolina                     47        $   4,920,509.61         2.13%
Texas                             110        $  12,007,270.65         5.20%
Washington                         57        $   6,538,205.58         2.83%
Other (less than 2%)              559        $  61,005,496.74        26.43%
                                -----------------------------------------------
                                 1739        $ 230,805,892.52       100.00%


-------------
(1) The Other row in the preceding table includes 35 other states with under 2.00% concentration individually. No more than approximately 0.352% of the mortgage loans will be served by mortgaged properties located in any one postal zip code area.

                             FICO Credit Scores(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
FICO Credit Scores       Mortgage Loans    Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------

619 and Below                  29            $   3,251,884.98        1.41%
620-659                       156            $  22,683,495.33        9.83%
660-699                       352            $  48,462,352.48       21.00%
700-719                       273            $  38,017,375.59       16.47%
720 and Above                 925            $ 117,903,377.39       51.08%
Not Scored                      4            $     487,406.75        0.21%
                           ----------------------------------------------------
                             1739            $ 230,805,892.52      100.00%


--------------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans is expected to be approximately 719.



                   Documentation Program for Mortgage Loans

-------------------------------------------------------------------------------
                            Number of        Aggregate Principal   Percent of
 Type of Program           Mortgage Loans    Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------

Full/Alternative                  546      $    60,108,634.68        26.04%
No Income/No Asset                108      $    12,932,057.61         5.60%
Preferred                         523      $    73,017,717.88        31.64%
Reduced                           457      $    71,616,927.84        31.03%
Stated Income/Stated Asset         76      $    10,349,248.06         4.48%
Streamlined                        29      $     2,781,306.45         1.21%
                              ------------------------------------------------
                                 1739      $   230,805,892.52       100.00%

                          Types of Mortgaged Properties

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Property Type            Mortgage Loans    Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------

2-4 Units                         146        $   25,813,458.90       11.18%
Hi-rise Condominium                 9        $      996,346.45        0.43%
Low-rise Condominium              112        $   12,233,713.06        5.30%
Planned Unit Development          185        $   27,677,243.29       11.99%
Single Family Residence          1287        $  164,085,130.82       71.09%
                                -----------------------------------------------
                                 1739        $  230,805,892.52      100.00%

                                Mortgage Rates(1)

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Mortgage Rates(%)        Mortgage Loans    Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------

        5.000                     2        $       162,450.00           0.07%
        5.125                    13        $     1,619,460.00           0.70%
        5.250                   128        $    19,529,860.17           8.46%
        5.375                   183        $    26,137,659.48          11.32%
        5.455                     1        $       157,200.00           0.07%
        5.500                   301        $    37,874,180.99          16.41%
        5.580                     1        $       153,500.00           0.07%
        5.625                   186        $    24,044,235.05          10.42%
        5.650                     1        $        77,800.00           0.03%
        5.750                   256        $    30,866,197.34          13.37%
        5.780                     1        $        53,540.00           0.02%
        5.810                     1        $       166,500.00           0.07%
        5.875                   273        $    35,107,306.98          15.21%
        5.990                     1        $        71,752.21           0.03%
        6.000                   131        $    14,821,733.01           6.42%
        6.080                     1        $       130,500.00           0.06%
        6.125                    36        $     4,334,592.45           1.88%
        6.140                     1        $        71,200.00           0.03%
        6.185                     1        $        63,000.00           0.03%
        6.215                     1        $        74,100.00           0.03%
        6.250                    25        $     3,366,534.93           1.46%
        6.310                     1        $        70,000.00           0.03%
        6.375                    11        $     1,256,443.25           0.54%
        6.500                     7        $       977,947.56           0.42%
        6.625                    10        $     1,339,316.60           0.58%
        6.750                    13        $     1,915,479.24           0.83%
        6.875                    19        $     3,687,968.27           1.60%
        6.965                     1        $        97,158.19           0.04%
        7.000                    18        $     2,536,281.50           1.10%
        7.125                    19        $     3,290,935.28           1.43%
        7.150                     1        $       173,678.37           0.08%
        7.250                    15        $     2,130,427.72           0.92%
        7.375                    14        $     2,116,324.39           0.92%
        7.500                    15        $     2,567,315.63           1.11%
        7.625                    18        $     4,095,885.44           1.77%
        7.750                    11        $     1,764,997.67           0.76%
        7.875                     9        $     1,431,473.29           0.62%
        8.125                     7        $     1,601,494.04           0.69%
        8.250                     1        $       103,731.96           0.04%
        8.375                     3        $       579,649.58           0.25%
        8.500                     1        $       110,927.63           0.05%
        8.825                     1        $        75,154.30           0.03%
                             --------------------------------------------------
                               1739        $   230,805,892.52         100.00%


------------------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of the interest premium charged by the related lenders. As of the cut-off date, the weighted average mortgage rate of the mortgage loans (as so adjusted) is expected to be appropriately 5.866% per annum. Without the adjustment, the weighted average mortgage rate of the mortgage loans is expected to be approximately 5.867% per annum.

                            Purpose of Mortgage Loans

-------------------------------------------------------------------------------
                            Number of      Aggregate Principal   Percent of
Loan Purpose             Mortgage Loans    Balance Outstanding   Loan Group 2
-------------------------------------------------------------------------------

Cash-Out Refinance             764         $ 102,851,875.25         44.56%
Purchase                       295         $  38,169,927.84         16.54%
Rate/Term Refinance            680         $  89,784,089.43         38.90%
                             -------------------------------------------------
                              1739         $ 230,805,892.52        100.00%

                       Original Loan-to-Value Ratios(1)(2)

-------------------------------------------------------------------------------
Range of
Original Loan-to-          Number of      Aggregate Principal    Percent of
Value Ratios (%)        Mortgage Loans    Balance Outstanding    Loan Group 2
-------------------------------------------------------------------------------

50.00 or Less                334             $ 43,019,077.09         18.64%
50.01 to 55.00               180             $ 21,491,545.01          9.31%
55.01 to 60.00               199             $ 26,257,892.39         11.38%
60.01 to 65.00               164             $ 22,138,223.41          9.59%
65.01 to 70.00               215             $ 30,739,717.95         13.32%
70.01 to 75.00               189             $ 25,000,323.04         10.83%
75.01 to 80.00               323             $ 47,799,049.16         20.71%
80.01 to 85.00                12             $  1,492,898.65          0.65%
85.01 to 90.00               103             $ 10,679,249.76          4.63%
90.01 to 95.00                13             $  1,420,241.96          0.62%
95.01 to 100.00                7             $    767,674.10          0.33%
                          -----------------------------------------------------
                            1739             $230,805,892.52        100.00%


------------------
(1) The weighted average original Loan-to-Value Ratio of the mortgage loans is expected to be approximately 63.76%.

(2) Does not take into account any secondary financing on the mortgage loans in loan group 2 that may exist at the time or origination.

                               Occupancy Types(1)

-------------------------------------------------------------------------------
                          Number of       Aggregate Principal     Percent of
Occupancy Types         Mortgage Loans    Balance Outstanding     Loan Group 2
-------------------------------------------------------------------------------

Investment                    527         $  56,976,333.58          24.69%
Owner Occupied               1155         $ 165,811,181.75          71.84%
Second/Vacation Home           57         $   8,018,377.19           3.47%
                            ---------------------------------------------------
                             1739         $ 230,805,892.52         100.00%


------------------
(1) Based upon representations of the related Mortgagors at the time of origination.

                 Current Mortgage Loan Principal Balances(1)

-------------------------------------------------------------------------------
Range of
Current Mortgage             Number of      Aggregate Principal    Percent of
Loan Amounts               Mortgage Loans   Balance Outstanding    Loan Group 2
-------------------------------------------------------------------------------

         $0 - $50,000             133         $   5,526,495.57         2.39%
$ 50,000.01 - $100,000.00         575         $  44,444,170.24        19.26%
$100,000.01 - $150,000.00         483         $  60,890,639.80        26.38%
$150,000.01 - $200,000.00         273         $  47,456,676.92        20.56%
$200,000.01 - $250,000.00         133         $  29,955,469.20        12.98%
$250,000.01 - $300,000.00          97         $  26,958,848.02        11.68%
$300,000.01 - $350,000.00          31         $   9,860,338.52         4.27%
$350,000.01 - $400,000.00           8         $   3,033,029.09         1.31%
$400,000.01 - $450,000.00           3         $   1,255,845.24         0.54%
$450,000.01 - $500,000.00           3         $   1,424,379.92         0.62%
                               ------------------------------------------------
                                 1739         $ 230,805,892.52       100.00%


------------------

(1) As of the applicable cut-off date, the average current mortgage loan principal balance of the mortgage loans is expected to be approximately $132,723.

                        Remaining Terms to Maturity(1)

-------------------------------------------------------------------------------
Remaining Terms           Number of        Aggregate Principal     Percent of
to Maturity (months)   Mortgage Loans      Balance Outstanding     Loan Group 2
-------------------------------------------------------------------------------

     113                       1            $        28,685.01          0.01%
     115                       1            $        93,156.65          0.04%
     119                       7            $       883,690.62          0.38%
     120                      46            $     4,348,523.00          1.88%
     145                       1            $       127,544.88          0.06%
     159                       1            $        38,704.25          0.02%
     167                       2            $       431,420.25          0.19%
     168                       1            $       173,678.37          0.08%
     169                       2            $       502,437.31          0.22%
     172                       4            $       729,556.91          0.32%
     173                      10            $     2,200,856.62          0.95%
     174                      14            $     1,853,450.64          0.80%
     175                      35            $     6,141,402.42          2.66%
     176                      56            $     8,637,132.93          3.74%
     177                      90            $    13,558,293.15          5.87%
     178                      57            $     8,692,663.12          3.77%
     179                     276            $    37,894,207.32         16.42%
     180                    1135            $   144,470,489.07         62.59%
                          -----------------------------------------------------
                            1739            $   230,805,892.52        100.00%


------------------

(1) As of the cut-off date, the weighted average remaining term to maturity of the mortgage loans in loan group 2 is expected to be approximately 178 months.

                         Remaining Amortization Term(1)

-------------------------------------------------------------------------------
Remaining                  Number of      Aggregate Principal    Percent of
Amortization Term       Mortgage Loans    Balance Outstanding    Loan Group 2
-------------------------------------------------------------------------------

     113                       1           $      28,685.01            0.01%
     115                       1           $      93,156.65            0.04%
     119                       7           $     883,690.62            0.38%
     120                      46           $   4,348,523.00            1.88%
     145                       1           $     127,544.88            0.06%
     159                       1           $      38,704.25            0.02%
     167                       1           $      75,154.30            0.03%
     168                       1           $     173,678.37            0.08%
     169                       1           $     156,907.53            0.07%
     172                       2           $     231,828.33            0.10%
     173                       2           $     149,035.10            0.06%
     174                       6           $     598,816.76            0.26%
     175                       2           $     287,711.04            0.12%
     176                       7           $     786,020.27            0.34%
     177                      29           $   3,264,133.33            1.41%
     178                      56           $   8,611,683.19            3.73%
     179                     276           $  37,894,207.32           16.42%
     180                    1135           $ 144,470,489.07           62.59%
     347                       1           $     356,265.95            0.15%
     350                       1           $     345,529.78            0.15%
     352                       1           $     393,655.41            0.17%
     353                       6           $   1,537,514.67            0.67%
     354                      11           $   1,873,013.90            0.81%
     355                      29           $   5,308,196.57            2.30%
     356                      52           $   8,245,032.05            3.57%
     357                      62           $  10,445,735.24            4.53%
     358                       1           $      80,979.93            0.04%
                          -----------------------------------------------------
                            1739           $ 230,805,892.52          100.00%



---------------
(1) As of the cut-off date, the weighted average remaining amortization term of the mortgage loans in loan group 2 is expected to be approximately 200 months.

Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a) Not applicable.

(b) Not applicable.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CWMBS, INC.


                                          By: /s/ Darren Bigby
                                              -------------------------------
                                              Darren Bigby
                                              Vice President


Dated:  April 15, 2003



                                        5